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                                                                    Exhibit 10.6

                                TENANCY AGREEMENT


                AN AGREEMENT made on the 18th day of April, 1996


                                     between


                         ALAMBON TOOLS PRIVATE LIMITED,

          (hereinafter called "the Landlord" which expression shall where the context so admits include his successors in title).

          A private company incorporated with limited liability in the Republic of Singapore and having its registered office at 89 Short Street #08-01 Golden Wall Centre Singapore 188216.


                                       and

                                 InTEST PTE LTD,

          (hereinafter called "the Tenant" which expression shall where the context so admits include its successors in title and permitted assigns).

          A private company incorporated with limited liability in the Republic of Singapore and having its registered office at 1 North Bridge Road #20-01 High Street Centre Singapore 179094.


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                  WHEREBY IT IS AGREED as follows:

Demise:

                  1. The Landlord agrees to let and the Tenant agrees to take all that the premises known as Block 203B Henderson Industrial Park #03-05 Singapore 159548 (hereinafter called "the said premises") together with the Landlord's fittings and set forth in the Inventory annexed hereto TO HOLD the same unto the Tenant for the term of FORTY EIGHT (48) months commencing from the 8th day of April, 1996 and expiring on the 7th day of April, 2000 inclusive of both these dates (hereinafter called "the said term") together with the right for the Tenant and others duly authorized by the Tenant to use in common with the Landlord and all others so authorized by the Landlord and all other persons entitled thereto the entrance halls, staircase landings, lobbies, passages, lifts, car parks, service road and the recreational and other facilities in the complex in which the said premises are comprised (hereinafter referred to as "the Complex"). YIELDING AND PAYING THEREFORE the monthly rent of Singapore Dollars SIX THOUSAND FOUR HUNDRED SIXTY ONE AND CENTS SEVENTY only (S$6,461.70) of which S$5991.70 is for the premises and S$470.00 is for the maintenance charges. The agreed rental of S$6,461.70 is to be paid monthly in advance on or before the 8th day of each month.

Deposit:

                  2. On or before the signing of this agreement, the Tenant shall advance a deposit with the Landlord the sum of Singapore Dollars NINETEEN THOUSAND THREE HUNDRED AND EIGHTY FIVE AND CENTS TEN ONLY (S$19,385.10) being the equivalent to THREE (3) month's rent by way of a deposit or security for the due

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performance and observance by the Tenant of all and singular the several covenants conditions and stipulations on the part of the Tenant herein contained which deposit shall be refunded free of interest to the Tenant upon expiry or earlier termination of the tenancy.

                  3.   The Tenant HEREBY COVENANTS with the Landlord as follows:

                       (a) Rental. To pay the said monthly rent at the time and in the manner aforesaid without any deduction whatsoever.

                       (b) PUB Charges. To pay the charges and taxes for the supply of water, electricity, gas and/or any other appliances hired from the Public Utilities Board and any water borne sewerage system and other charges payable to the Public Utilities Board and or other competent authority in respect of the said premises.

                       (c) TAS Charges. To pay all charges and taxes in respect of the telephone installed on the said premises.

                       (d) Tenantable Repairs. At all times to keep the interior of the said premises and the effects thereof in good and tenantable repair and condition (fair wear and tear and damage by the fire tempest, earthquake, flood, explosion and any Act of God or cause not attributed to the neglect or default of the Tenant excepted) at any time during or at the expiration or sooner termination of the said term.

                       (e) Rules and Regulations. To comply with all the rules and regulations and any other condition imposed by the Management Corporation for the use of the common facilities and to pay the Landlord for any costs that may be incurred as a result of the breach of the said rules, regulations and conditions by the Tenant.

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                       (f)  Access to Premises. To permit the Landlord and his
duly authorized agents, workmen and others appointed by him upon reasonable notice and at all reasonable times of the day during the said term free access to the said premises to execute any work of renewal, cleaning, alteration or repair to the said premises.

                       (g) Nuisance. Not to do or suffer to be done on the said premises or any part thereof any act matter or things whatsoever which maybe or become a nuisance or may cause disturbance to the owners, tenants or occupiers of any adjacent or neighboring premises.

                       (h) Illegal Purpose. Not to use or permit or suffer the said premises or any part thereof to be used for any illegal or immoral purpose and to use only as a factory cum office.

                       (i) Renovations. No permit to be made for any partition or alteration to the said premises or to the Landlord's fixtures, fittings and decorations therein without prior written consent from the Landlord whose consent shall not be unreasonably withheld.

                       (j) Subletting. Not to assign, sublet or otherwise part with possession of the said premises without prior written consent of the Landlord whose consent shall not be unreasonably withheld. Provided always that the Tenant shall not be in breach of this covenant if the said premises shall be occupied by any employee or member of its staff and any person duly authorized by the tenant.

                       (k) Viewing. During the four (4) weeks immediately receding the expiry or earlier termination of the said term in accordance with the provisions herein

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contained to permit persons with written authority from the Landlord or the
Landlord's agent upon reasonable notice and at reasonable times to view the said premises for the purpose of sale or taking a tenancy thereof.

                       (l) Yield Up Premises. To deliver up vacant possession of the premises together with the effects thereto at the expiration or sooner termination of the said term in good and tenantable repair and condition (fair, wear and tear and damage by fire tempest, flood, explosion, strike, riot, civil commotion and any Act of God or cause not attributable to the neglect or default of the Tenant excepted).

                       (m) Stamp Duty and Costs. To pay the stamp duty on this Agreement and the duplicate.

                       (n) Termination. Notwithstanding the provisions of Clause 1 of this Agreement, the Tenant may terminate this Agreement on giving the Landlord not less than TWO (2) months notice in writing.

                  4.   The Landlord HEREBY COVENANTS with the Tenant as follows:

                       (a) Taxes, etc. To pay all rates assessments and outgoing in respect of the said premises and any increases thereof.

                       (b) Premises. To deliver the said premises and the effects in good order and condition at the commencement of the Agreement. Building features specifications as follows:

                       Area:                     3077 sq. ft.
                       Floor (loading max.):     250 to 450 lbs/sq. ft.
                       Cargo Lifts (loading):    5 tons each (6 lifts)

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The Landlord hereby warrants and undertakes that the said premises have been duly approved by the Relevant Authorities for use as a factory cum office.

                       (c) Insurance. To insure and keep insured the said premises against loss or damage by fire, storm, tempest, strike, riot, civil commotion, Act of God and such other risks as the Landlord shall deem desirable or expedient and in case of destruction of or damage to the said premises or part thereof from any cause by such insurance as to make the same unfit for habitation and use to lay out all monies received in respect of such insurance in rebuilding and reinstating the same as soon as is reasonably practicable.

                       (d) Quiet Enjoyment. That the Tenant paying the rent hereby reserved and observing and performing the several covenants conditions and stipulations on the part of the tenant herein contained shall peaceably hold and enjoy the said premises throughout the said term without interruption from Landlord or any person rightfully claiming under or in trust for the Landlord.

                       (e) Good Conditions. To keep in good structural repair and condition the ceiling, walls, floors, wirings, pipes, wires, sanitary and water apparatus in or about the said premises. With regard to the common entrance, hall, lifts, staircase and passages leading to the said premises the Landlord shall upon any request by the Tenant make representations to the Management Corporation of the complex in which the said premises are situated or such other competent authority for the time being appointed in respect of any matter or complaint which the Tenant may have.

                       (f) Repairs. Subject to Clause 3 (f) to execute and pay for all repairs or maintenance of the said premises and effects and so far as such work may be done

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by the Tenant the costs thereof recoverable as a debt due from the Landlord to the Tenant and be forthwith payable by the Landlord to the Tenant on demand.

                  5. PROVIDED ALWAYS and it is hereby agreed and declared as follows:

                       (a) Fire. In case the said premises or any part thereof shall at any time during the said term be so damaged or destroyed by fire, earthquake, lighting, storm, tempest, strike, riot, civil commotion or any Act of God or cause not attributable to the neglect or default to the Tenant to be unfit for habitation and then the rent hereby reserved shall be suspended until the said premises shall again be rendered fit for habitation and use. Any dispute with reference to this provision referred to arbitration in accordance with the Arbitration Act (Chapter 10).

                       (b) Notice of Termination in the Event of Fire. Notwithstanding the provisions of the preceding sub-clause either party may in the event of the said premises being destroyed or damaged as mentioned in the sub-clause by at liberty by notice in writing to determine the tenancy hereby created shall absolutely cease and determine and the deposit to determine and the deposit paid to the Landlord under clause 2 hereof and any rent paid advance shall be refunded to the Tenant forthwith without demand but without prejudice to any right of action which the parties may have against each other in respect of any antecedent breach of this Agreement by either of the parties.

                       (c) Option to Renew. The Landlord will on the written request of the Tenant made not less than two (2) months before the expiration of the term hereby created and if there shall at the time of such request be no existing breach or non-observance

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of any of the conditions and provisions on the part of the Tenant herein before contained at the expense of the Tenant grant to the Tenant a tenancy of the said premises for further term of TWENTY FOUR (24) months from expiration of the said term at a rental to be agreed upon by both parties and containing the like conditions and provisions as are herein contained except this clause for renewal. In the event that both parties cannot agree on the new rental for the further term of twenty four (24) months, then there shall be no extension of the tenancy herein and each party shall have no claim against the other party save for antecedent rights.

                       (d) Right to Terminate. The Tenant shall have the right to terminate the tenancy by giving the Landlord TWO (2) months' notice in writing or TWO (2) months' rent in lieu of such notice PROVIDED after the first FORTY EIGHT (48) months of the term hereby created.

                       (e) Notice. Any notice required to be given or served by the Landlord or the Tenant shall be in writing and shall sufficiently be given or served if posted by registered post to the respective addresses hereinabove stated or to the last known address of the party concerned and shall be deemed to be received when it would have been delivered in the ordinary course of post.

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                  IN WITNESS HEREOF the parties hereto have hereunto set their
Common Seal the day and year first above written.

                       Dated this 18th day of April, 1996.


The Common Seal of:                                  }
                                                     }
ALAMBON TOOLS PRIVATE LIMITED                        }
                                                     }
is hereunto affixed                                  }

in the presence of:


/s/ A. Subramanian       /s/ S. Sivagami
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The Common Seal of:                                  }
                                                     }
InTEST PRIVATE LIMITED                               }
                                                     }
is hereunto affixed                                  }

in the presence of:

          /s/ Cornelis Hol
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